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                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                        LAWRENCEVILLE, NEW JERSEY 08648

                         SUPPLEMENT TO PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 30, 2001

     The following information supplements the Proxy Statement dated February 2, 2001 furnished to you in connection with the solicitation of proxies by the Board of Directors of Princeton Video Image, Inc. ("PVI") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at our principal executive offices located at 15 Princess Road, Lawrenceville, New Jersey, 08648, on March 30, 2001, at 9:00 a.m.

                             ELECTION OF DIRECTORS

     On February 4, 2001, we entered into a Stock and Warrant Purchase Agreement (the "Purchase Agreement") with PVI Holding, LLC ("PVI Holding"), a subsidiary of Cablevision Systems Corporation ("Cablevision"), pursuant to which PVI Holding agreed to acquire 4,000,000 shares of our common stock and warrants to purchase 11,471,908 shares of our common stock. On February 14, 2001 PVI Holding purchased 2,007,909 of the 4,000,000 shares of common stock. Consummation of the sale of the balance of the shares and the warrants is subject to the satisfaction of various conditions. Under the Purchase Agreement, PVI Holding was entitled to designate one person to be appointed to our Board of Directors immediately and has the right to nominate one director to our Board of Directors at each meeting of shareholders at which directors are to be elected.

     PVI Holding has named Wilt Hildenbrand as its designee for appointment to the Board of Directors and nominee for election at the Annual Meeting. Our Board of Directors has amended our Bylaws to increase the maximum number of directors which may constitute our Board of Directors to nine and has set the size of the Board of Directors at nine members. The Board of Directors has unanimously appointed Mr. Hildenbrand to the Board of Directors to serve until the Annual Meeting and has nominated him for election as a director at the Annual Meeting.

     Mr. Hildenbrand, who is 53 years old, has been employed by Cablevision, an entertainment and telecommunications company, since 1976 and is currently its Executive Vice President of Engineering and Technology. Prior to assuming this position, he held the positions of Senior Vice President of Technology and Vice President of Engineering Support and Customer Relations. From 1979 to 1986 he served as director of engineering for Rainbow Media Holdings, Cablevision's programming subsidiary. Mr. Hildenbrand is not the beneficial owner of any of our common stock. As the designee of PVI Holding, a subsidiary of Cablevision, Mr. Hildenbrand may be entitled to indemnification by Cablevision, and may be covered by a directors and officers liability insurance policy maintained by Cablevision, with respect to certain liabilities which he may incur as a director of PVI.

     As required by the Purchase Agreement, Brown F Williams, our Chairman, and Presencia en Medios, S.A. de C.V, an affiliate of Edward Sitt, one of our directors, have entered into a Shareholders Agreement with PVI Holding and us pursuant to which they have agreed to vote all shares of our common stock which they have the right to vote in favor of Mr. Hildenbrand's election as a director.

     We are also enclosing with this Supplement to the Proxy Statement a copy of the written charter which we have adopted for our Audit and Finance Committee. This charter was inadvertently omitted as an Appendix to the Proxy Statement.
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                         SUBSTITUTE FORM OF PROXY CARD

     The enclosed substitute proxy card is solicited by our Board of Directors and may be submitted by shareholders instead of the proxy card enclosed with the Proxy Statement dated February 2, 2001. The only difference between the enclosed form of proxy and the one sent to you with the Proxy Statement is that Mr. Hildenbrand has been added to the nominees for the Board of Directors.

     If we receive only the earlier proxy card prior to the meeting and the shareholder does not attend the meeting and vote in person, it is the intention of the proxy holder to vote only for the eight nominees for director named in that proxy card.

     If you wish to change your vote, including to vote for or against Mr. Hildenbrand, or if you have not already signed and sent in a proxy card, please sign and date the enclosed proxy card and return it to us in the enclosed envelope, which requires no postage if mailed in the United States. The later dated proxy card will supersede an earlier dated card and will be deemed to contain the intention of the shareholder signing such proxy card.

     Additional copies of the Proxy Statement may be obtained upon request from our principal offices at 15 Princess Road, Lawrenceville, New Jersey 08648, telephone (609) 912-9400 and fax (609) 912-0044.

                                          By Order of the Board of Directors

                                          Samuel A. McCleery,
                                          Vice President, Business Development
                                          and Assistant Secretary

Lawrenceville, New Jersey
February 16, 2001

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                          PRINCETON VIDEO IMAGE, INC.

                    AMENDED AND RESTATED STATEMENT OF POLICY
                   REGARDING THE AUDIT AND FINANCE COMMITTEE

Adopted June 13, 2000

     1. Policy. It shall be the policy of the Board of Directors (the "Board") of Princeton Video Image, Inc. (the "Corporation") to maintain a committee of the Board that shall be known as the Audit and Finance Committee (the "Committee"). Pursuant to Article III, Section 10 of the Bylaws of the Corporation, the Board delegates to the Committee the power to review all issues pertaining to the Corporation that relate to financial accounting, reporting, compliance and disclosure, as well as all matters concerning fund raising and issues and matters concerning the business and financial performance of the licensees and sublicensees of the Corporation's technology, subject to the supervision and control of the Board.

     2. Membership and Constitution of the Committee. The Committee shall be comprised of three or more members of the Board whom the Board selects from time to time. Members of the Committee shall be persons who are able to read and understand fundamental financial statements and deemed to be "independent". A person will not be considered independent if, among other things, he or she has:
(i) been employed by the Corporation or its affiliates in the current or past three years; (ii) accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);
(iii) been a partner, controlling shareholder or an executive officer of any for profit business to which the Corporation made, or from which it received payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year (or $20,000, whichever is more) in any of the past three years; (iv) an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer; or (v) been employed as an executive of another entity where any of the Corporation's executive of another entity where any of the Corporation's executives serve on that entity's compensation committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience, or a background which results in that person's financial sophistication. The members of the Committee shall select from among themselves a Chairperson, who shall serve at the pleasure of the Committee.

     3. Purposes and Authority. The Committee's responsibilities shall include, but shall not be limited to, the following:

          (a) Coordinating communications between the Board and the Corporation's Independent Accountant (the "Independent Accountant").

          (b) Reviewing with the Corporation's management and the Independent Accountant the Corporation's policies and procedures to assure the adequacy of internal accounting and financial controls.

          (c) Discussing with management the scope and quality of current internal accounting and financial reporting controls.

          (d) Recommending to the Board the retention or non-retention of the Independent Accountant.

          (e) Reviewing the Corporation's internal interim financial statements, including the impact of unusual items and changes in accounting principles and estimates.

          (f) Reviewing the Corporation's policies and practices related to compliance with applicable laws relating to financial disclosure and conflicts of interest.

          (g) Confirming and assuring the independence of the Independent Accountant, including a review of management consulting services and related fees provided by the Independent Accountant.

          (h) Inquiring of management and the Independent Accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.
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

          (i) Considering, in consultation with the Independent Accountant, the audit scope and plan of the Independent Accountant.

          (k) Considering with management and the Independent Accountant the rational for employing audit firms other than the principal Independent Accountant.

          (l) Reviewing with the Independent Accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

          (m) Considering and reviewing with the Independent Accountant (i) the adequacy of the Corporation's internal controls including computerized information system controls and security; and (ii) any related significant findings and recommendations of the Independent Accountant together with management's responses thereto.

          (n) Reviewing with management and the Independent Accountant at the completion of the annual examination:

             (i) The Corporation's annual financial statements and related footnotes.

             (ii) The Independent Accountant's audit of the financial statements and his or her report thereon.

             (iii) Any significant changes required in the Independent Accountant's audit plan.

             (iv) Any serious difficulties or disputes with management encountered during the course of the audit.

             (v) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

          (o) Considering and reviewing with management:

             (i) Significant findings during the year and management's responses thereto.

             (ii) Any difficulties encountered in the course of the internal audits, including any restrictions on access to required information.

             (iii) Any changes required in the planned scope of their audit plan.

             (iv) The internal auditing department budget and staffing.

          (p) Reviewing filings with the Securities and Exchange Commission ("SEC") and other published documents containing the Corporation's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

          (q) Reviewing with management and the Independent Accountant, the interim financial report before it is filed with the SEC or other regulators.

          (r) Reviewing policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and considering the results of any review of these areas by the Independent Accountant. Reviewing with the Independent Accountant the results of its review of the Corporation's monitoring compliance with the Corporation's code of conduct.

          (s) Reviewing legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

          (t) Meeting with the Independent Accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

          (u) Reporting Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

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

          (v) Preparing a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

          (w) Conducting or authorizing investigations into any matters within the Committee's scope of responsibilities, as circumstances require.

          (x) Performing such other functions as assigned by law, the Corporation's charter or Bylaws, or the Board of Directors.

          (y) Directing the investment of the funds of the Corporation determined by the Board to be available for investment in accordance with guidelines established from time to time by the Board as may be developed and recommended by the Committee.

          (z) Reviewing and recommending capital fund raising activities.

          (aa) Reviewing the business and financial performance of the licensees and recommending measures for improving such performance as may be appropriate.

     4. Functioning of the Committee. The Committee shall meet at least once each year with the Independent Accountant in connection with the audit of the financial statements of the Corporation for the prior fiscal year, and at such other times as it may deem necessary or desirable to discharge its responsibilities. The Committee may ask members of management or others to attend its meetings and provide pertinent information as necessary. The Committee is authorized to retain persons having special competence as may be necessary to assist the Committee in fulfilling its responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

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

                                REVOCABLE PROXY

                          PRINCETON VIDEO IMAGE, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Brown F Williams, Samuel A. McCleery and Lawrence Epstein and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Princeton Video image, inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's principal executive offices at 15 Princess Road, Lawrenceville, New Jersey at 9:00 A.M., local time, on Friday, March 30, 2001, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                          PRINCETON VIDEO IMAGE, INC.


                                 MARCH 30, 2001




              \/ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED \/






                                                                           |
[ X ] PLEASE MARK YOUR                                                     |____
      VOTES AS IN THIS
      EXAMPLE

1. ELECTION                 FOR                     WITHHELD
   OF                   all nominees                AUTHORITY               NOMINEES   Brown F Williams
   DIRECTORS         except as indicated         for all nominees                      Dennis P. Willkinson
   (Mark one only)                                                                     Donald P. Garber
                           [   ]                      [   ]                            Lawrence Lucchino
                                                                                       Jerome J. Pomgarance
(INSTRUCTIONS: To withhold authority                                                   Enrique F. Senior
for any individual nominee, write                                                      Eduardo Sitt
that nominees name in the space                                                        John B. Torkelson
provided below.)                                                                       Wilt Hildenbrand

_____________________________________


                                                       FOR         AGAINST      ABSTAIN
2. Approval of proposal to ratify the                 [   ]         [   ]        [   ]
amendments to the Company's Amended 1983
Stock Option Plan to increase the authorized number
of shares thereunder, and to amend the terms of
automatic stock option granted to members of the
Board of Directors for their service
on the Board of Directors.

3. Approval of proposal to ratify the appointment      FOR         AGAINST      ABSTAIN
of PricewaterhouseCoopers LLP as the independent      [   ]         [   ]        [   ]
public accountants of the Company for the fiscal
year ending June 30, 2001.

4. In their discretion, the proxies are authorized   I WILL       WILL NOT     ATTEND
to vote upon other matters as may properly come       [   ]         [   ]       THE
before the meeting.                                                           MEETING


          PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Signature of Shareholder____________________________ Signature of Shareholder______________________________ DATED_________________
                                                                                 if held jointly


Note: this proxy must be signed exactly as the name appears hereon. When shares are held by joint members, both should sign.
If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.